UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 7, 2016

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

336 Bon Air Ctr. #352
Greenbrae, CA 94904
(Address of principal executive offices)

(408) 402-9400
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement

On March 8, 2016, Andalay Solar, Inc. (the “Company”) entered into an Exchange Agreement with Edward Bernstein, the Company’s Chief Executive Officer and Director and Mark Kalow, Director.  Messrs. Bernstein, Kalow and Kenedi exchanged certain stock options owed to them in exchange for 140,625, 56,250 and 28,125 shares of Series E Preferred Stock, respectively.

Item 3.02.  Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference thereto. The offer and issuance of the Series E Preferred Stock s will not be registered under the Securities Act of 1933 at the time of issuance, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company intends to rely on the exemption from federal registration under Section 4(a)(2) of the Securities Act of 1933, based on the Company’s belief that the offer and sale of the Series E Preferred Stock has not and will not involve a public offering as the parties are both “accredited investors” as defined under Section 501 promulgated under the Securities Act and no general solicitation has been involved in the offering.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2016, the Company filed a Certificate of Designations for Series E Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware.  On March 9, 2016 and March 11, 2016, respectively, the Company filed a Certificate of Correction to the Certificate of Designations to correct the total number of shares authorized to 225,000 shares of Series E Preferred Stock.

The shares of Series E Preferred Stock have a stated value of $1.00 per share and each holder of Series E Stock is entitled to the number of votes equal to five thousand (5,000) votes for each share of Common Stock into which the Series E Stock could be converted. The Series E Stock is not entitled to dividends or a liquidation preference.

The foregoing description of the Certificate of Designations, Certificate of Correction and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations and Certificate of Corrections which are filed as Exhibits 3.1, 3.2 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

3.1	Certificate of Designations of Series E Preferred Stock filed on March 7, 2016
3.2	Certificate of Correction of Series E Preferred Stock filed on March 9, 2016
3.3	Certificate of Correction of Series E Preferred Stock filed on March 11, 2016
10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2016

ANDALAY SOLAR, INC.

By: /s/ Edward Bernstein
Name: Edward Bernstein
Title: Chief Executive Officer and
      Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Designations of Series E Preferred Stock filed on March 7, 2016
3.2	Certificate of Correction of Series E Preferred Stock filed on March 9, 2016
3.3	Certificate of Correction of Series E Preferred Stock filed on March 11, 2016
10.1	Form of Exchange Agreement